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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 12, 2002


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                  1-4018                        53-0257888
(State or Other             (Commission                    (IRS Employer
 Jurisdiction of             File Number)                   Identification No.)
 Incorporation)


 280 Park Avenue
 New York, NY                                             10017
(Address of principal executive offices)                (Zip Code)


                                 (212) 922-1640
              (Registrant's telephone number, including area code)



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Item 9.  Regulation FD Disclosure.

         On August 12, 2002, Thomas L. Reece, Chairman, President and Chief Executive Officer, and David S. Smith, Vice President, Finance and Chief
Financial Officer, of Dover Corporation (the "Company") submitted sworn statements to the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and Order No. 4-460 issued on June 27, 2002.

         Copies of the statements by Mr. Reece and Mr. Smith are attached as
Exhibit 99.1 and 99.2, respectively.

         On August 13, 2002, Thomas L. Reece, Chairman, President and Chief Executive Officer, and David S. Smith, Vice President, Finance and Chief
Financial Officer, of the Company submitted a written statement to the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

         A copy of the statement by Mr. Reece and Mr. Smith is attached as
Exhibit 99.3.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DOVER CORPORATION


Date: August 13, 2002                             By:  /s/ Robert G. Kuhbach
                                                       ------------------------
                                                  Name:    Robert G. Kuhbach
                                                  Title:   Vice President,
                                                           General Counsel
                                                           and Secretary





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                                  EXHIBIT INDEX

Exhibits

99.1 Statement under oath of Principal Executive Officer in response to the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.2 Statement under oath of Principal Financial Officer in response to the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

99.3 Written statement of Principal Executive Officer and Principal Financial Officer in response to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002.